GPS FUNDS I
GPS FUNDS II

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2013 (AMENDED SEPTEMBER 3, 2013)

The date of this supplement is October 21, 2013

1.           Effective immediately Young Chin, Andrew Burzumato, Thorsten Becker, Arun Daniel and Vincent Rivers no longer serves as a Portfolio Manager for the GuideMark Small/Mid Cap Core Fund.  All references to Mr. Chin, Mr. Burzumato, Mr. Becker, Mr. Daniel and Mr. Rivers are deleted in their entirety from the Prospectuses.

2.           The information relating to Young Chin, Andrew Burzumato, Thorsten Becker, Arun Daniel and Vincent Rivers in the Summary Section of the Prospectuses under “GuideMark Small/Mid Cap Core Fund – Portfolio Manager” is deleted and replaced with the following information:

Portfolio Manager	Position with Pyramis	Length of Service to the Fund
Chandler Willett	Global Sector Team Leader	Since 2011
Chad Colman	Global Sector Team Leader	Since 2011
Jody Simes	Global Sector Team Leader	Since 2011
Katharine O’Donovan	Global Sector Team Leader	Since 2013
Ed Field	Global Sector Team Leader	Since 2013
Andrew Swanson	Global Sector Team Leader	Since 2013
Chip Perrone	Global Sector Team Leader	Since 2013
Hamish Clark	Global Sector Team Leader	Since 2013

3.           The information relating to Young Chin, Andrew Burzumato, Thorsten Becker, Arun Daniel and Vincent Rivers in the “Management of the Funds” section of the Prospectuses under “Subadvisors and Portfolio Managers” for the Guidemark Small/Mid Cap Core Fund is deleted and replaced with the following information:

•
Chandler Willett is the Lead Portfolio Manager of this team managed fund. He generally oversees the Portfolio’s day-to-day investment activities. Chad Colman, Katharine O’Donovan, Ed Field, Andrew Swanson, Jody Simes, Chip Perrone and Hamish Clark are each analyst/Global Sector Team Leaders responsible for stock selection for certain sector(s) within the Portfolio.

•
Mr. Willett has been associated with Pyramis since 2006, and has over 16 years of investment industry experience. Prior to joining Pyramis, Mr. Willett served as a senior analyst at Highline Capital Management, where he analyzed securities in all sectors of health care in both U.S. and international markets, including pharmaceuticals, medical devices, life sciences, and health care services.

•
Chad Colman is a Global Sector Team Leader covering the Global Industrials Sector. Mr. Colman joined Pyramis in 2009 as a research analyst for the Industrials sector. Prior to joining Pyramis, Mr. Colman served as a senior analyst at RiverSource Investments (formerly American Express Financial Advisors). He has over 11 years of investment industry experience.

•
Katharine O’Donovan is a Global Sector Team Leader covering the Financials sector. Ms. O’Donovan joined Pyramis in May 2008 as a research analyst for the European bank sector.  Prior to joining Pyramis, Ms. O’Donovan spent 10 years each on the buy side and sell side evaluating at European banks, and subsequently global financials.  She was at First State Investments from 2007 through 2008 researching financials on the global team.  From 1999 to 2007, she covered European banks including the UK at Credit Suisse Asset Management.  From 1989 to 1999, she was a sell side analyst of European banks, at what is now Deutsche Bank.  She has over 26 years of investment industry experience.

•
Ed Field is a Global Sector Team Leader covering the Utilities and Telecommunications sectors. Mr. Field joined Pyramis in 2008 as a research analyst covering the telecommunications sector.  Prior to joining Pyramis, Mr. Field was a portfolio manager and a telecommunications analyst at Prudential in the UK for 10 years.

•
Andrew Swanson is a Global Sector Team Leader covering the Healthcare sector. Mr. Swanson joined Pyramis in 2008 as a pharmaceutical analyst. Prior to joining Pyramis, Mr. Swanson was a specialty pharmaceutical analyst at Citi Investment Research and before that he covered the European pharmaceutical sector at Citigroup in London.

•
Jody Simes is a Global Sector Team Leader and has managed the global materials sector portfolio since 2006 and was named the manager of the global energy sector portfolio in 2011.  Prior to that, Mr. Simes covered the non-ferrous metals, chemicals, and fertilizer sectors, as well as Canadian telecommunications and software companies as an equity research analyst.  He has also served as a technology sector specialist for Fidelity Management and Research Company and a fixed income trader for Fidelity Capital Markets.

•
Chip Perrone is a Global Sector Team Leader covering the Consumer Discretionary sector.  Mr. Perrone joined Pyramis in October 2010 as a research analyst covering the consumer discretionary sector. Prior to joining Pyramis, Mr. Perrone worked at DuPont Capital Management for 17 years as a senior international equity analyst from 1998-2007. He has over 23 years of investment industry experience.

•
Hamish Clark is a Global Sector Team Leader covering the Consumer Staples sector.  Mr. Clark joined Pyramis in 2008 as a research analyst covering the consumer staples sector. Prior to joining Pyramis, Mr. Clark worked as a research analyst covering the European consumer sector at Insight Investment, the asset manager of HBOS Plc in London.

4.           Effective October 21, 2013, all references to 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, CA 94523-3979 as the address for Genworth Financial Wealth Management, Inc., and for the Trustees and Officers of the Trust are deleted and replaced with the following:

1655 Grant Street
10th Floor
Concord, CA 94520-2445

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GPS FUNDS II

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2013

The date of this supplement is October 21, 2013.

1.           Effective October 21, 2013, all references to 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, CA 94523-3979 as the address for Genworth Financial Wealth Management, Inc., and for the Trustees and Officers of the Trust are deleted and replaced with the following:

1655 Grant Street
10th Floor
Concord, CA 94520-2445

 2.           The following information supplements the information contained in the Statement of Additional Information in the section "Valuation of Shares":

         Each Fund’s daily net asset value is available by calling 1-888-278-5809.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE